(ICON)

Prudential
Special
Money
Market
Fund, Inc.
--------------------
Money Market Series

SEMI
ANNUAL
REPORT
Dec. 31, 1997

(LOGO)

Prudential Special Money Market Fund, Inc.
Money Market Series

Performance At A Glance.
Over the past six months, short-term interest
rates swung widely
as concern about the potential inflationary
pressures in the U.S.
gave way to worries about an economic upheaval in
Asia.   Despite
these challenging market conditions, your
Prudential Special Money
Market Fund provided attractive returns, maintained a high credit quality and a stable $1 net asset value. On
December 31, 1997,
your Fund's seven-day current yield stood at 5.17% compared to
5.07% for the average money market fund tracked by IBC Financial Data.

Fund Facts
As of 12/31/97
                           7-Day           Net
Asset      Weighted Avg.       Total Net
                        Current Yld.      Value
(NAV)      Mat.(WAM)        Assets (mil.)
Special Money
Market Fund, Inc.          5.17%               $1
64 Days             $230.9
IBC Financial Data
Money Fund Avg.
(General Purpose*)         5.07                $1
60 Days               N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results.

*IBC Financial Data reports a seven-day current yield, WAM and NAV on Tuesdays. This is the average seven-day current yield, NAV and
WAM of all funds in the International Business
Communications
Financial Data's all taxable general purpose money fund category as of December 30, 1997 which was the closest date to our reporting period end. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance the Fund will be able to maintain a stable net asset value of $1 per share.

Money Market Yields Stabilized At Year End.

--Prudential Special  Money Market Fund
//IBC Financial Data Money Fund Avg. (General
Purpose)

Weekly 7-day current yields of Prudential Special
Money Market
Fund and the IBC Financial Data all taxable general purpose money fund average. Past performance is not indicative of future results.

How Investments Compared.
   (As of 12/31/96)
       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors
have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Robert Browne, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Prudential Special Money Market Fund -- Money
Market Series
seeks high current income consistent preservation of principal and liquidity. The Fund is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the United
States
and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment objective.

New Fund Manager.

Robert Browne began managing the Prudential
Special Money Market
Fund in September. He first joined Prudential's short-term institutional group in late 1994. Prior to that, Rob spent two years analyzing global currency and fixed income markets for Prudential.

Strategy Session.
U.S. Economy
On A Roll.

Robust consumer spending and increased investment by businesses propelled the U.S. economy forward during the summer. While the
Federal Reserve had raised the federal funds rate
(what banks
charge each other to borrow overnight) in March
1997 to slow
economic growth, the quarter percentage point increase had a negligible impact.

Meanwhile, news that the economy had created more than 300,000 jobs in July surprised investors, driving prices of short-term securities lower (and yields higher). Investors feared that U.S.
central bankers would have to move again to keep strong economic growth from igniting higher inflation, which erodes the value of a bond's fixed interest and principal payments. We took advantage of this rise in yields by purchasing attractively priced money market securities that lengthened your Fund's weighted average maturity (WAM) in August.

As it turned out, monetary policy remained unchanged in the summer amid unusually subdued inflationary pressures.

Inflation jitters resurfaced in early October after the Labor
Department reported a surprisingly large increase in prices paid to U.S. manufacturers and other producers for finished goods. Fearing that a second rise in monetary policy was imminent, investors once again pushed up yields on money market securities. However, yields tumbled in late
October
as investors fleeing the Asian economic crisis sought the relative safety of U.S. Treasury securities. The
Federal
Reserve left the federal funds rate at 5.50% in November since the scope of the Asian economic crisis was not fully understood.

The final buying opportunity emerged as money market yields rose because of the usual rush by corporations to borrow cash before the end of the year, which was exacerbated by problems in Asia. We quickly locked in these attractive yields.

What Went Well.

Quick On Our Feet.
In early August, the Fund's WAM was markedly shorter than its competition. This provided quick access to cash to buy higher yielding securities that would be available if the federal funds rate were increased later in the month. But it soon became apparent that a second change in monetary policy was unlikely as mild inflationary pressures continued during the summer. We therefore quickly adjusted the portfolio by purchasing attractively priced, one-year corporate securities that lengthened the WAM until it was in line with its competition by early September. This move enhanced your Fund's performance as did similar efforts to extend the WAM in November.

And Not So Well.
Missed Opportunities.
In October, we shortened the Fund's WAM again because we initially believed another federal funds rate increase would occur in
November. As you remember, belief that U.S.
central bankers
were poised to move again gained credence after a government report released in early October showed a surprisingly large increase in a key inflation barometer. However, this anticipation faded in the wake of Asian economic turmoil. So by shortening the WAM in October, we missed out on opportunities to lock in higher yields that would have bolstered the Fund's returns.

Weighted Average Maturity Compared To The Average
Fund.
                  (GRAPH)

Looking Ahead.
Wall Street is anxiously waiting to see how much
Asian economic
turmoil will hurt U.S. economic growth in 1998.
Judging by the
sharp drop in yields on money market securities in the new year, many investors believe economic momentum will slow enough to require one or more federal funds rate cuts to get the economy moving again. While the Federal Reserve removed its bias towards higher short-term rates when it met last December, this decision does not necessarily mean the next change in monetary policy will be a federal funds rate cut.
Certainly the U.S. economy will lose steam as the struggling Asian countries buy fewer exports from the
U.S., while our market gets flooded with attractively priced imports from Asia. Yet the economy created more than 350,000 new jobs in January so the expansion may turn out to be surprisingly resilient. For our part, we doubt momentum will moderate to the extent that it requires a federal funds rate cut to jump-start the economy.

President's Letter
February 2, 1998
(PICTURE)

Investing Smart.

Dear Shareholder:
This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets? Investing smart can be a challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way
Americans invest and accumulate wealth, save for college or build a nest egg for retirement. While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential
Financial Professional to update your investment strategy and retirement plan. A wise investor does so periodically.
You could find the tax law opening doors that may benefit you now or over the long term, such as --

--    Revised Capital Gains Tax Rates &
Exclusions. Long-term
rates are down. Is your portfolio positioned to benefit? Also, new rules allow you to keep more of the profit from the sale of your home (perhaps up to $500,000 more).

--   New Roth IRAs. The Roth IRA features tax-free
distributions
and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

--    New Education IRAs. Similar to a traditional
IRA, but
specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

--    Expanded IRAs. Rules governing traditional
IRAs have
been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you!
That's why
I recommend you call your Prudential Financial
Professional
and get a free investment plan checkup. Let us give you the information and tools to invest smart.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as
of December 31, 1997              PRUDENTIAL
SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                       MONEY MARKET
SERIES
--------------------------------------------------
----------

Principal
Amount
(000)           Description                Value
(Note 1)
   -----------------------------------------------
-------------
Bank Notes--11.4%
             American Express Centurion Bank
   $7,000(a) 6.0188%, 1/21/98
$  7,004,397
             Comerica Bank of Detroit
    1,000(a) 5.90%, 1/5/98
999,940
    3,000(a) 5.895%, 1/12/98
2,999,772
             First USA Bank of Delaware
    3,000(a) 6.175%, 2/18/98
3,003,631
             NBD Bank, N.A., Michigan
    4,000    5.00%, 1/30/98
3,996,674
             U.S. Bank, N.A.,
    1,000(a) 5.88%, 1/21/98
999,894
    3,000(a) 5.86%, 1/21/98
2,998,636
             Wachovia Bank, N.A.
    4,000    6.14%, 6/1/98
4,000,000

------------

26,002,944
--------------------------------------------------
----------
Bankers Acceptance--1.1%
             Bank of Montreal
    3,000(a) 5.68%, 2/17/98
2,977,753

------------
--------------------------------------------------
----------
Certificates Of Deposit - Domestic--1.3%
             CoreStates Bank N.A.
    1,000(a) 5.7825%, 1/23/98
1,000,000
             Morgan Guaranty Trust of New York
    2,000    5.87%, 8/6/98
1,999,659

------------

2,999,659
--------------------------------------------------
----------
Certificates Of Deposit - Eurodollar--3.5%
             Abbey National Treasury Services,
                PLC
    3,000    5.81%, 3/3/98
3,000,000
             ING Bank, NV
    3,000    5.81%, 3/5/98
2,999,877
             Westdeutsche Landesbank
                Girozentrale
    2,000    5.82%, 8/3/98
1,999,092

------------

7,998,969
Certificates Of Deposit - Yankee--10.9%
             Bayerishe Hypotheken Und
                Wechsel Bank
   $5,000    5.94%, 10/22/98
$  4,997,690
             Credit Agricole Indosuez
    3,000    5.87%, 8/10/98
2,999,132
             Dresdner Bank, AG
    3,000    5.76%, 7/31/98
2,997,597
             Landesbank Hessen-Thuringen
                Girozentrale
    2,000    5.94%, 6/19/98
1,999,469
             Rabobank Nederland
    5,000    5.98%, 3/20/98
4,999,796
             Societe Generale
    3,000    6.19%, 5/6/98
2,999,391
             Swiss Bank Corp.
    4,000    5.76%, 2/12/98
3,999,734

------------

24,992,809
--------------------------------------------------
----------
Commercial Paper--29.8%
             American General Finance Corp.
    2,000    5.72%, 3/13/98
1,977,438
             AON Corp.
    3,000    5.79%, 3/13/98
2,965,742
             Associates First Capital Corp.
    1,000    5.79%, 2/4/98
994,532
             Barnett Bank, Inc.
    1,017    6.70%, 1/2/98
1,016,811
             Barton Capital Corp.
      900    5.95%, 2/9/98
894,199
             Carnival Corp.
    1,000    5.83%, 1/30/98
995,304

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments
as of December 31, 1997         PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
(Unaudited)                     MONEY MARKET
SERIES
--------------------------------------------------
----------

Principal
Amount
(000)           Description                Value
(Note 1)
   -----------------------------------------------
-------------
Commercial Paper (cont'd.)
             Centric Capital Corp.
   $4,500    5.92%, 2/23/98
$  4,460,780
             Chrysler Financial Corp.
    3,000    5.79%, 2/9/98
2,981,182
             CoreStates Capital Corp.
    1,000(a) 5.929%, 1/2/98
1,000,000
             Duke Capital Corp.
    3,000    5.90%, 1/23/98
2,989,183
             Falcon Asset Securitization Corp.
    1,000    5.90%, 1/21/98
996,722
             First Chicago Financial Corp.
    3,000    5.73%, 2/26/98
2,973,260
             General Motors Acceptance Corp.
    3,000    5.76%, 2/9/98
2,981,280
             General Signal Corp.
    5,830    5.80%, 1/26/98
5,806,518
             Johnson Controls, Inc.
    1,000    5.80%, 2/13/98
993,072
             Market Street Funding Corp.
    1,000    5.83%, 2/6/98
994,170
             Mont Blanc Capital Corp.
    2,000    5.88%, 1/28/98
1,991,180
    2,000    5.82%, 2/13/98
1,986,097
             Old Line Funding Corp.
    3,000    5.875%, 1/20/98
2,990,698
    1,000    5.90%, 1/21/98
996,722
             PHH Corp.
    5,500    6.75%, 1/2/98
5,498,969
             SAFECO Corp.
    1,000    5.83%, 2/26/98
990,931
    4,000    5.76%, 3/17/98
3,952,000
             Special Purpose Accounts Receivable
                Corp.
    3,000    5.80%, 3/26/98
2,959,400
    3,000    5.82%, 2/27/98
2,972,355
             Variable Funding Capital Corp.
   $1,000    5.88%, 1/29/98
$    995,427
    1,700    5.81%, 2/17/98
1,687,105
             WCP Funding, Inc.
    4,500    5.80%, 2/2/98
4,476,800
             Wood Street Funding Corp.
    1,400    5.83%, 2/13/98
1,390,251
             Xerox Overseas Holdings, PLC
    1,000    5.79%, 2/12/98
993,245

------------

68,901,373
--------------------------------------------------
----------
Other Corporate Obligations--34.2%
             Abbey National Treasury Services,
                PLC
    5,000    6.185%, 4/7/98
4,999,185
             Liquid Asset Backed Securities
                Trust
    3,000(a) 5.969%, 1/22/98
3,000,000
             General Electric Capital Corp.
    3,000    13.50%, 1/20/98
3,011,290
             General Motors Acceptance Corp.
    1,000(a) 6.00%, 2/2/98
1,000,242
    6,000(a) 5.78%, 3/23/98
5,995,109
             Goldman Sachs Group, L.P.
   13,000(a) 6.03%, 4/22/98
13,000,000
             Household Finance Corp.
    1,250(a) 9.84%, 3/4/98
1,258,405
             International Lease Financial Corp.
      100(a) 7.30%, 4/15/98
100,825
             Merrill Lynch & Co., Inc.
    1,000(a) 5.96%, 1/8/98
999,925
    5,000(a) 5.90%, 1/26/98
4,999,696
             Morgan Stanley, Dean Witter,
                Discover & Co.
    1,000(a) 5.88%, 1/15/98
1,000,000
   10,000(a) 6.07%, 2/13/98
10,000,000
             Restructured Asset Securities
    7,000(a) 5.99%, 1/28/98
7,000,000
             Short Term Repackaged Asset Trust
    3,000(a) 6.00%, 1/15/98
3,000,000

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments
as of December 31, 1997          PRUDENTIAL
SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                      MONEY MARKET
SERIES
--------------------------------------------------
----------

Principal
Amount
(000)        Description                     Value
(Note 1)
    ----------------------------------------------
---------
Other Corporate Obligations (cont'd.)
             Short-Term Card Account Trust
                1996-1
   $9,000(a) 6.00%, 1/15/98
$  9,000,000
             SMM Trust 1997-X
    1,000(a) 6.00%, 1/12/98
1,000,000
             SMM Trust 1997-A
    9,000(a) 5.90%, 3/23/98
9,000,000
             Suntrust Banks Inc.
      670    8.875%, 2/1/98
671,587

------------

79,036,264
--------------------------------------------------
----------
Total Investments--92.2%
             (amortized cost $212,909,771(b))
212,909,771
             Other assets in excess
                of liabilities--7.8%
17,976,374

------------
             Net Assets--100%
$230,886,145

------------

------------
---------------
(a) The maturity date presented for these
instruments is the later of the next
    date on which the security can be redeemed at
par or the next date on which
    the rate of interest is adjusted.
(b) The federal income tax basis of portfolio
securities is the same as for
    financial statement purposes.
The industry classification of portfolio holdings
shown as a percentage of net
assets as of December 31, 1997 was as follows:

Banks
34.6%
Asset-Backed Securities
20.3
Security Brokers & Dealers
13.0
Insurance
6.0
Finance Lessors
4.3
Personal Credit Institutions
2.7
Misc. Electrical, Equipment and Supplies
2.5
Bank Holding Companies-Domestic
2.5
Auto Rental and Leasing
2.4
Accidental & Health
1.4
Business Credit Institutions
1.3
Water Transportation
0.4
Regulating Controls
0.4
Photographic Equipment
0.4

-----

92.2
Other assets in excess of liabilities
7.8

-----

100%

-----

-----
--------------------------------------------------
------------------------------
See Notes to Financial Statements.     5


Statement of Assets and Liabilities    PRUDENTIAL
SPECIAL MONEY MARKET
(Unaudited)                            FUND, INC.
                                       MONEY
MARKET SERIES
--------------------------------------------------
------------------------------

Assets
December 31, 1997

-----------------
Investments, at amortized cost which approximates
market
value..........................................
$ 212,909,771
Cash..............................................
 ..................................................
 ....               14,639
Receivable for Series shares
sold..............................................
 .........................           17,706,506
Interest
receivable........................................
 .............................................
1,905,172
Other
assets............................................
 ................................................
6,805

-----------------
   Total
assets............................................
 .............................................
232,542,893

-----------------
Liabilities
Payable for Series shares
reacquired........................................
 ............................            1,437,978
Management fee
payable...........................................
 .......................................
99,678
Accrued
expenses..........................................
 ..............................................
89,184
Dividends
payable...........................................
 ............................................
29,908

-----------------
   Total
liabilities.......................................
 .............................................
1,656,748

-----------------
Net
Assets............................................
 ..................................................
$ 230,886,145

-----------------

-----------------
Net assets were comprised of:
   Common stock, $0.001 par value per
share.............................................
 ................        $     230,886
   Paid-in capital in excess of
par...............................................
 ......................          230,655,259

-----------------
Net assets, December 31,
1997..............................................
 .............................        $ 230,886,145

-----------------

-----------------
Net asset value, offering price and redemption
price per share
   ($230,886,145 / 230,886,145 shares of common
stock issued and outstanding; two billion shares

authorized).......................................
 ..................................................
 .                $1.00

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations (Unaudited)
--------------------------------------------------
----------

                                               Six
Months

Ended
Net Investment Income
December 31, 1997
Income
   Interest and discount earned..........      $
7,115,304
                                            ------
-----------
Expenses
   Management fee........................
611,758
   Transfer agent's fees and expenses....
153,000
   Custodian's fees and expenses.........
49,000
   Reports to shareholders...............
47,000
   Registration fees.....................
23,000
   Audit fee.............................
13,000
   Legal fees............................
9,000
   Directors' fees.......................
6,000
   Miscellaneous.........................
4,613
   Insurance expense.....................
2,000
                                            ------
-----------
      Total expenses.....................
918,371
                                            ------
-----------
Net investment income....................
6,196,933
Realized Gain on Investments
Net realized gain on investment
   transactions..........................
128
                                            ------
-----------
Net Increase in Net Assets
Resulting from Operations................      $
6,197,061
                                            ------
-----------
                                            ------
-----------

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)

                                  Six Months
                                     Ended
Year Ended
Increase (Decrease)              December 31,
June 30,
in Net Assets                        1997
1997
Operations
   Net investment income.......  $   6,196,933
$    14,513,369
   Net realized gain on
      investment
      transactions.............            128
11,538
                                 -------------
---------------
   Net increase in net assets
      resulting from
      operations...............      6,197,061
14,524,907
                                 -------------
---------------
Dividends and distributions to
   shareholders................     (6,197,061)
(14,524,907)
                                 -------------
---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed...............    907,223,026
2,755,575,802
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      5,245,453
11,898,218
   Cost of shares reacquired...   (943,438,461)
(2,768,786,005)
                                 -------------
---------------
   Net decrease in net assets
      from Series share
      transactions.............    (30,969,982)
(1,311,985)
                                 -------------
---------------
Total decrease.................    (30,969,982)
(1,311,985)
Net Assets
Beginning of period............    261,856,127
263,168,112
                                 -------------
---------------
End of period..................  $ 230,886,145
$   261,856,127
                                 -------------
---------------
                                 -------------
---------------

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements        PRUDENTIAL
SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                          MONEY MARKET
SERIES
--------------------------------------------------
------------------------------
Prudential Special Money Market Fund, Inc. (the
'Fund') is registered under the
Investment Company Act of 1940 as a diversified,
open-end management investment
company consisting of only the Money Market Series
(the 'Series'). Investment
operations commenced January 22, 1990.
The investment objective of the Series is high
current income consistent with
the preservation of principal and liquidity. The
Series invests in a diversified
portfolio of high quality money market securities
maturing in 13 months or less.
The ability of issuers of securities held by the
Series to meet their
obligations may be affected by economic
developments in a specific industry or
region.
--------------------------------------------------
----------
Note 1. Accounting Policies
The following is a summary of significant
accounting policies followed by the
Fund in the preparation of its financial
statements.
Securities Valuation: Portfolio securities are
valued at amortized cost, which
approximates market value. The amortized cost
method of valuation involves
valuing a security at its cost on the date of
purchase and thereafter assuming a
constant amortization to maturity of the
difference between the principal amount
due at maturity and cost.
Securities Transactions and Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses on sales of investments
are calculated on the identified cost basis.
Interest income is recorded on the
accrual basis.
Federal Income Taxes: It is the intent of the Fund
to continue to meet the
requirements of the Internal Revenue Code
applicable to regulated investment
companies and to distribute all of its taxable net
income to its shareholders.
Therefore, no federal income tax provision is
required.
Dividends and Distributions: The Fund declares
daily and pays monthly dividends
from net investment income and short-term capital
gains.
Note 2. Agreements
The Fund has a management agreement with
Prudential Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement with The Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays for the cost of the
subadviser's services, the compensation of
officers and employees of the Fund,
occupancy and certain clerical and bookkeeping
costs of the Fund. The Fund bears
all other costs and expenses.
The management fee paid to PIFM is computed daily
and payable monthly at an
annual rate of .50% of the average daily net
assets of the Fund.
The Fund has a distribution agreement with
Prudential Securities Incorporated
('PSI'), where PSI serves the Fund without
compensation.
PIFM, PIC and PSI are indirect wholly owned
subsidiaries of The Prudential
Insurance Company of America.
--------------------------------------------------
----------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the
six months ended December 31,
1997, the Series incurred fees of approximately
$113,500 for the services of
PMFS. As of December 31, 1997, approximately
$20,400 of such fees were owed to
PMFS. Transfer agent fees and expenses in the
Statement of Operations include
certain out of pocket expenses paid to
nonaffiliates.
--------------------------------------------------
------------------------------
                                       8

Financial Highlights             PRUDENTIAL
SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                      MONEY MARKET
SERIES
--------------------------------------------------
------------------------------

Six Months

Ended                       Year Ended June 30,

December 31,     ---------------------------------
--------------

1997           1997         1996         1995
1994

------------     --------     --------     -------
-     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period...................      $   1.00       $
1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
gains...........         0.025          0.049
0.051        0.049        0.030
Dividends and
distributions............................
(0.025)        (0.049)      (0.051)      (0.049)
(0.030)

------------     --------     --------     -------
-     --------
Net asset value, end of
period.........................      $   1.00
$   1.00     $   1.00     $   1.00     $   1.00

------------     --------     --------     -------
-     --------

------------     --------     --------     -------
-     --------
TOTAL
RETURN(a):.......................................
2.55%          4.96%        5.19%        5.05%
3.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)........................      $230,886
$261,856     $263,168     $359,197     $473,057
Average net assets
(000)...............................      $242,708
$298,821     $326,849     $416,899     $271,869
Ratios to average net assets:

Expenses..........................................
 ...          0.75%(b)       0.71%        0.73%
0.70%        0.72%
  Net investment
income................................
5.06%(b)       4.86%        5.07%        4.93%
2.96%


1993

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period...................  $   1.00
Net investment income and net realized
gains...........     0.027
Dividends and
distributions............................
(0.027)

--------
Net asset value, end of
period.........................  $   1.00

--------

--------
TOTAL
RETURN(a):.......................................
2.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)........................  $176,258
Average net assets
(000)...............................  $213,948
Ratios to average net assets:

Expenses..........................................
 ...      0.81%
  Net investment
income................................      2.73%

---------------
(a) Total return is calculated assuming a purchase
of shares on the first day
    and a sale on the last day of each year
reported and includes reinvestment
    of dividends and distributions. Total return
for a period of less than one
    year is not annualized.
(b) Annualized.
--------------------------------------------------
------------------------------
See Notes to Financial Statements.     9

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable.
These annual and semi-annual reports are prepared to comply with
Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At
A Glance"
page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the
Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's
Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets
(the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income
(mostly
interest and dividends earned) and expenses
(including what
you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information.
The Notes
provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so.
Finally,
the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance
is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is
shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd
like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment.
While
leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash)
in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most
often used
to describe the difference   between prices bid
and asked
for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S.
market.

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004


Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com

The views expressed in this report and information about the
Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of December 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

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